UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-6453              95-2095071
        --------                   ------              ----------
        (State of Incorporation)   (Commission         (I.R.S. Employer
                                   File Number)        Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
Section 2 - Financial Information
---------------------------------

Item 2.02       Results of Operations and Financial Condition                  3

Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                   3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                              3

Signature                                                                      4

Exhibits:
  99.1     News release dated June 9, 2005 (Earnings)

NATIONAL SEMICONDUCTOR CORPORATION


Item 2.02       RESULTS OF OPERATION AND FINANCIAL CONDITION

     On June 9, 2005, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended May 29, 2005. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.

Item 8.01       OTHER EVENTS

     The Company also announced in its news release that it will pay a dividend of 2 cents per share on July 11 to shareholders of record on June 20, 2005.

     The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

       (c )  Exhibits
             --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

   99.1 News release dated June 9, 2005 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL SEMICONDUCTOR CORPORATION

                                       //S// Robert E.  DeBarr

Dated:  June 9, 2005                   Robert E.  DeBarr
                                       -----------------
                                       Controller
                                       Signing on behalf of the registrant and
                                       as principal accounting officer

                                                                   Exhibit 99.1

News Media:                             Financial:
Jeff Weir                               Jennifer Stratiff
National Semiconductor                  National Semiconductor
(408) 721-5199                          (408) 721-5007
jeff.weir@nsc.com                       invest.group@nsc.com
-----------------                       --------------------

National Semiconductor Reports 4% Sequential Revenue Increase, 54.7% Gross Margin and $132.1 Million Profit for 4th Quarter Fiscal 2005

o Q4 revenues were $467 million, compared to $449 million in Q3 and $571 million a year ago
o    Gross margin rose 2 percentage-points sequentially in fourth quarter
o Q4 GAAP earnings are 36 cents per share vs. 21 cents in Q3 and 24 cents a year ago
o    Commitment to analog market drives gains in gross margin
o    Company announced sale of PC Super I/O and cordless business units in Q4
o    Revenue outlook for Q1 of fiscal 2006 is flat to down 2 percent from Q4

SANTA CLARA, CALIF., June 9, 2005 - National Semiconductor Corporation (NYSE:NSM) today reported a GAAP net income of $132.1 million, or 36 cents per share, on revenues of $467 million for the fourth quarter of fiscal 2005, which ended May 29, 2005.

On a sequential basis, National's Q4 revenues rose 4 percent from the third quarter, when the company reported $449 million in revenues and earnings of 21 cents per share. Year-to-year, National's fourth quarter sales declined 18 percent from the fourth quarter of fiscal 2004, when the Company reported sales of $571.2 million, net income of $94.2 million and earnings of 24 cents per share.

Fourth quarter gross margin rose 2 percentage points to 54.7 percent driven by increased sales of analog products. This compares to 52.7 percent gross margin reported in Q3 and 50.6 percent gross margin reported in Q2. In the year-ago quarter, National posted 54.4 percent gross margin on revenues that were more than $100 million higher than the just-completed fourth quarter.

"Our focus on higher-value analog products and improved gross margin is relentless," said Brian L. Halla, National's chairman and CEO. "Regardless of the market environment, we've significantly strengthened the company's core analog business and generated 20-plus percent return on invested capital for the second year in a row."

National's fourth quarter 2005 net results included several notable financial items, including an $86.1 million write-off of goodwill in connection with our annual goodwill assessment; a $51.1 million gain from the sale of National's PC Super /IO business; and a $2.6 million charge for cost reduction actions; all of these on a pre-tax basis. In addition, the company's income tax provision was a net tax benefit of $55.9 million, primarily related to deferred tax assets. A year ago, National's fourth quarter net income included a $30 million pre-tax special charge for a litigation issue.

Bookings Increased Sequentially in Q4
National's Q4 worldwide bookings increased 12 percent sequentially from Q3. Year-to-year, bookings declined 29 percent from Q4 of fiscal 2004.

Regionally, bookings increased sequentially in North America, Asia Pacific and Japan. Weekly booking rates increased month-to-month throughout the quarter. Bookings from major distributors also improved.

Bookings for National's standard linear analog products rose 19 percent from Q3. New order rates for power management, interface and data converter products were substantially higher than the company average. Total company billings exceeded bookings in Q4.

Outlook for Q1, Fiscal 2006
During the fourth quarter, National Semiconductor announced the sale of its PC Super I/O and cordless business units. These business dispositions will impact revenues in the first quarter of fiscal 2006. Overall, the Company anticipates first quarter revenues will be flat to down 2 percent from fourth quarter levels. The gross margin for Q1 is anticipated to be similar to Q4.

National to Pay Dividend July 11, 2005
In addition to announcing earnings for Q4, National today also declared a cash dividend of 2 cents per outstanding share of common stock. The dividend is payable July 11, 2005 to stockholders of record at the close of business on June 20, 2005.

Summary of Fiscal 2005
For fiscal 2005, National reported a GAAP net income of $417.2 million, compared to the $282.8 million profit for fiscal 2004. Earnings per share were $1.12 for fiscal 2005 compared to 73 cents for fiscal 2004. Fiscal 2005 revenues were $1.91 billion compared to $1.98 billion for fiscal 2004. The Company's profitability was driven by its continued improvement in gross margin, which was
53.4 percent for fiscal 2005 vs. 51 percent in fiscal 2004.

"We ended the year with over a billion dollars in cash reserves, a 21 percent return on invested capital and a stronger analog portfolio," Halla said. "Our goal in fiscal 2006 is to drive gross margins even higher."

Special Note
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up and sale of new analog products. Other risk factors are included in the Company's 10-K for the year ended May 30, 2004 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations) and the 10-Q for the quarter ended February 27, 2005.

Summary of Results

                                         For the 3 months ended                    For the 12 months ended
                                         ----------------------                    -----------------------
                                  May 29, 2005         May 30, 2004          May 29, 2005          May 30, 2004
                                  ------------         ------------          ------------          ------------
Net sales                        $467.0 million      $571.2 million       $1,913.1 million       $1,983.1 million

Net income                       $132.1 million      $ 94.2 million       $  417.2 million       $  282.8 million

Earnings per diluted share            $0.36               $0.24                $1.12                  $0.73

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, California, National reported sales of $1.91 billion for fiscal 2005, which ended May 29, 2005. Additional company and product information is available at www.national.com.
                                     # # #

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share amounts)

                                                          Three Months Ended            Twelve Months Ended
                                                       --------------------------     -------------------------
                                                         May 29,      May 30,           May 29,      May 30,
                                                          2005         2004              2005         2004
                                                       ------------ -------------     ------------ ------------
  Net sales                                               $ 467.0      $ 571.2          $1,913.1     $1,983.1
  Operating costs and expenses:
    Cost of sales                                           211.4        260.4             892.3        970.8
    Research and development                                 84.5         92.1             333.0        357.1
    Selling, general and administrative                      62.7         73.3             256.5        283.4
  Goodwill impairment                                        86.1          -                86.1          -
  Sale of businesses                                        (51.1)         -               (59.9)         -
  Cost reduction and restructuring charges                    2.6          2.9              23.9         19.6
  Other operating (income)/expense, net                      (1.6)        30.0             (21.3)        22.0
                                                       ------------ -------------     ------------ ------------

  Total operating costs and expenses                        394.6        458.7           1,510.6      1,652.9
                                                       ------------ -------------     ------------ ------------

  Operating income                                           72.4        112.5             402.5        330.2
  Interest income, net                                        5.5          2.7              15.9         10.4
  Other non-operating expense, net                           (1.7)        (0.5)             (5.5)        (6.9)
                                                       ------------ -------------     ------------ ------------

  Income before taxes and cumulative
    effect of a change in accounting principle               76.2        114.7             412.9        333.7
  Income tax (benefit)/expense                              (55.9)        20.5              (4.3)        49.0
                                                       ------------ -------------     ------------ ------------

  Income before cumulative effect of a
    change in accounting principle                          132.1         94.2             417.2        284.7
  Cumulative effect of a change in accounting
    principle including tax effect of $0.2 million            -            -                 -           (1.9)
                                                       ------------ -------------     ------------ ------------

  Net income                                              $ 132.1       $ 94.2           $ 417.2      $ 282.8
                                                       ============ =============     ============ ============

  Earnings per share:
  Income before cumulative effect of a change
    in accounting principle:
       Basic                                             $  0.38      $  0.26           $  1.18      $  0.79
       Diluted                                           $  0.36      $  0.24           $  1.12      $  0.73

  Net income:
       Basic                                             $  0.38      $  0.26           $  1.18      $  0.78
       Diluted                                           $  0.36      $  0.24           $  1.12      $  0.73

  Selected income statement ratios as a percentage of sales:
       Gross margin                                        54.7%        54.4%             53.4%        51.0%
       Research and development                            18.1%        16.1%             17.4%        18.0%
       Selling, general and administrative                 13.4%        12.8%             13.4%        14.3%
       Net income                                          28.3%        16.5%             21.8%        14.3%
       Effective tax rate                                  N/A          17.9%             N/A          14.7%


NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS  (Unaudited)
(in millions)

                                                                       May 29,                         May 30,
                                                                        2005                            2004
                                                                 --------------------            -------------------
   ASSETS
   Current assets:
      Cash and cash equivalents                                            $  867.1                        $  642.9
      Short-term marketable investments                                       155.1                           139.3
      Receivables                                                             123.9                           198.9
      Inventories                                                             170.2                           200.1
      Deferred tax assets                                                      99.3                             8.0
      Other current assets                                                     25.2                            56.6
                                                                 --------------------            -------------------

      Total current assets                                                  1,440.8                         1,245.8

   Net property, plant and equipment                                          605.1                           699.6
   Goodwill                                                                    87.2                           173.3
   Deferred tax assets                                                        217.6                            73.3
   Other assets                                                               106.2                            88.4
                                                                 --------------------            -------------------

   Total assets                                                            $2,456.9                        $2,280.4
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Current portion of long-term debt                                    $    -                          $   22.1
      Accounts payable                                                         64.7                           141.0
      Accrued expenses                                                        140.6                           234.8
      Income taxes                                                             26.2                            63.4
                                                                 --------------------            -------------------

      Total current liabilities                                               231.5                           461.3

   Long-term debt                                                              23.0                             -
   Other noncurrent liabilities                                               151.2                           138.6
                                                                 --------------------            -------------------

      Total liabilities                                                       405.7                           599.9
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                            174.0                           178.8
      Additional paid-in capital                                            1,017.1                         1,030.1
      Retained earnings                                                       963.1                           560.0
      Accumulated other comprehensive loss                                   (103.0)                          (88.4)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            2,051.2                         1,680.5
                                                                 --------------------            -------------------

   Total liabilities and shareholders' equity                              $2,456.9                        $2,280.4
                                                                 ====================            ===================

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

                                                                                       Twelve Months Ended
                                                                              --------------------------------------
                                                                                   May 29,               May 30,
                                                                                    2005                   2004
                                                                              ----------------       ---------------
      Cash flows from operating activities:
      Net income                                                                   $  417.2               $  282.8
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Cumulative effect of a change in accounting principle                          -                      1.9
         Impairment of goodwill                                                        86.1                    -
         Depreciation, amortization and accretion                                     194.4                  209.9
         Gain on investments                                                           (0.7)                  (7.0)
         Share in net losses of equity-method investments                               5.7                   14.1
         Loss on disposal of equipment                                                  1.1                    6.2
         Gain on sale of businesses                                                   (59.9)                   -
         Tax benefit associated with stock options                                    184.5                   22.2
         Noncash other operating (income)/expense, net                                (11.1)                   1.2
         Other, net                                                                     2.4                    3.6
         Changes in certain assets and liabilities, net:
            Receivables                                                                76.7                  (50.4)
            Inventories                                                                29.8                  (62.5)
            Other current assets                                                       26.4                  (31.6)
            Accounts payable and accrued expenses                                    (147.4)                  78.7
            Income taxes                                                             (269.2)                  13.6
            Other noncurrent liabilities                                               (7.4)                  (5.0)
                                                                              ----------------       ---------------

      Net cash provided by operating activities                                       528.6                  477.7
                                                                              ----------------       ---------------

      Cash flows from investing activities:
      Purchase of property, plant and equipment                                       (96.6)                (215.3)
      Sale of businesses                                                               71.5                    -
      Sale and maturity of available-for-sale securities                                -                    359.0
      Purchase of available-for-sale securities                                       (16.8)                (386.7)
      Sale of investments                                                               0.7                   12.1
      Investment in nonpublicly traded companies                                       (0.3)                  (1.8)
      Funding of benefit plan                                                          (6.9)                  (4.6)
      Security deposits on leased equipment                                           (21.8)                 (20.1)
      Other, net                                                                        0.2                    5.2
                                                                              ----------------       ---------------

      Net cash used by investing activities                                           (70.0)                (252.2)
                                                                              ----------------       ---------------

      Cash flows from financing activities:
      Repayment of debt                                                                 -                     (2.1)
      Payment on software license obligations                                         (15.2)                 (22.7)
      Issuance of common stock                                                        118.4                  211.9
      Net advances to acquire treasury stock                                            -                    (29.4)
      Purchase and retirement of treasury stock                                      (323.5)                (542.5)
      Cash dividends declared and paid                                                (14.1)                   -
                                                                              ----------------       ---------------

      Net cash used by financing activities                                          (234.4)                (384.8)
                                                                              ----------------       ---------------

      Net change in cash and cash equivalents                                         224.2                 (159.3)
      Cash and cash equivalents at beginning of year                                  642.9                  802.2
                                                                              ----------------       ---------------

      Cash and cash equivalents at end of year                                     $  867.1               $  642.9
                                                                              ================       ===============

PART I.  FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(in millions, except per share amounts)

                                                             Three Months Ended            Twelve Months Ended
                                                         ---------------------------    -------------------------
                                                             May 29,       May 30,         May 29,      May 30,
                                                              2005          2004            2005         2004
                                                         -------------- ------------    ------------ ------------
Earnings per share:
         Basic                                            $  0.38       $  0.26          $  1.18     $   0.78
         Diluted                                          $  0.36       $  0.24          $  1.12     $   0.73

Net income used in basic and diluted
         earnings per share calculation                   $ 132.1       $ 94.2           $ 417.2     $ 282.8

Weighted-average shares:
         Basic                                              349.2        357.3             353.9       361.0
         Diluted                                            365.8        389.6             373.9       388.5

                                                             Three Months Ended            Twelve Months Ended
                                                         ---------------------------    -------------------------
                                                            May 29,        May 30,         May 29,      May 30,
  Other operating (income)/expense, net                      2005           2004            2005         2004
                                                         -------------- ------------    ------------ ------------
  Litigation                                                $  (0.4)       $  30.0         $ (10.4)     $  30.0
  Manufacturer's Investment Credit refund                       -              -              (7.4)         -
  Net intellectual property income                             (1.2)          (2.4)           (5.2)       (11.1)
  Intellectual property settlements                             -              2.4             1.7          3.1
                                                         -------------- ------------    ------------ ------------
    Total other operating (income)/expense, net             $  (1.6)       $  30.0         $ (21.3)     $  22.0
                                                         ============== ============    ============ ============

  Interest income, net

  Interest income                                           $   5.8        $   3.1         $  17.4      $  11.6
  Interest expense                                             (0.3)          (0.4)           (1.5)        (1.2)
                                                         -------------- ------------    ------------ ------------
    Interest income, net                                    $   5.5        $   2.7         $  15.9      $  10.4
                                                         ============== ============    ============ ============

  Other non-operating expense, net

  Gain on investments                                       $   -          $   2.8         $   0.7      $   7.0
  Share in net losses of equity-method
    Investments                                                (1.7)          (3.3)           (5.7)       (14.1)
  Other                                                         -              -              (0.5)         0.2
                                                         -------------- ------------    ------------ ------------
    Total other non-operating expense, net                  $  (1.7)       $  (0.5)        $  (5.5)     $  (6.9)
                                                         ============== ============    ============ ============